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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 18, 2002

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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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        (Former name or former address, if changed since last report.)



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Item 5.   Other Events.

On November 18, 2002, the Registrant issued a press release announcing the authorization of the repurchase of additional shares as part of its share repurchase program and declaration of its regular quarterly dividend. Such press release is filed herein as Exhibit 99.1.

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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By     /s/ Stephen P. Norman
                                              ---------------------
                                       Name:  Stephen P. Norman
                                       Title: Secretary

DATE:  November 19, 2002
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                                  EXHIBIT INDEX

Item No.                          Description
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    99.1   Press release of American Express Company, dated November 18, 2002, announcing the authorization of the repurchase of additional shares as part of its share repurchase program and declaration of its regular quarterly dividend.